Exhibit 10.1

LIMITED CONSENT AND AMENDMENT NO. 1 TO FACILITY AGREEMENT

This Limited Consent and Amendment No. 1 to Facility Agreement (this “Agreement”), dated as of February 26, 2025 (the “Effective Date”), is entered into by and among The Oncology Institute, Inc., a Delaware corporation (the “Borrower”), the other Loan Parties party hereto, the Lenders, and Deerfield Partners, L.P., as agent for itself and the other Secured Parties (in such capacity, together with its successors and assigns in such capacity, “Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed thereto in the Facility Agreement (as defined below).

WHEREAS, reference is made to that certain Facility Agreement, dated as of August 9, 2022 (as amended or otherwise modified from time to time prior to the Effective Date, the “Existing Facility Agreement”; and the Existing Facility Agreement as amended by this Agreement, the “Facility Agreement”), by and among the Borrower, the other Loan Parties party thereto from time to time, the Lenders party thereto from time to time, and Agent;

WHEREAS, the Borrower desires to make the Prepayment (as hereinafter defined), and the Lenders have agreed to accept the Prepayment, in each case, on the terms and conditions set forth in this Agreement; and

WHEREAS, at the request of the Borrower and the other Loan Parties, subject to the Lenders’ receipt of the Prepayment, the Lenders have agreed to (i) provide a limited consent to certain transactions as specified herein and (ii) amend certain provisions of the Existing Facility Agreement, all on the terms and conditions set forth herein.

NOW THEREFORE, the parties hereby agree as follows:

SECTION 1.Prepayment. Notwithstanding the terms of the Facility Documents (including Section 2.2(b) of the Facility Agreement), the Borrower shall, on the Effective Date (or, if the Effective Date is not a Business Day, the first Business Day following the Effective Date), pay or cause to be paid by wire transfer of immediately available funds to the Lenders in accordance with Section 2.3 of the Facility Agreement (a) $20,000,000 as prepayment of a portion of the outstanding principal amounts of those certain Senior Secured Convertible Notes between the Borrower and the Lenders, each dated as of August 9, 2022 (the “Notes”), and (b) all accrued and unpaid interest of $126,666.67 due to the Lenders with respect thereto as of the Effective Date, all on a pro rata basis based upon the Lenders’ respective Pro Rata Shares (the “Prepayment”). The Lenders agree that, notwithstanding the provisions in the Facility Agreement and the other Facility Documents, including the Notes, Borrower is permitted to make the Prepayment in respect of the Notes, and Lenders hereby accept the Prepayment and waive any and all conversion rights with respect to the portion of the Notes being prepaid hereunder so long as the Prepayment is made by the Loan Parties and received by the Lenders on the Effective Date; provided, however, that no Lender shall be required to physically surrender the applicable Note to the Borrower or any other Loan Party in connection with the Prepayment. Upon the Lenders’ receipt of the full amount of the Prepayment, the Lenders irrevocably and indefinitely waive any and all Make Whole Amounts that would otherwise be due and owing thereto under the Facility Documents in respect of the Prepayment. If, for any reason, the full amount of the Prepayment is not received by the Lenders on the Effective Date (or, if the Effective Date is not a Business Day, the first Business Day following the Effective Date), this Agreement shall have no further force or effect.

SECTION 2.Amendment to Existing Facility Agreement. Pursuant to Section 9.5(b) of the Existing Facility Agreement, the parties hereto hereby agree, effective upon receipt of the Prepayment by the Lenders:

a) Section 7.16(a) of the Existing Facility Agreement is hereby amended and restated in its entirety to read as follows:

“ (a)      [Reserved.]”

b) Section 6.8 of the Existing Facility Agreement is hereby amended and restated in its entirety to read as follows:

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“Section 6.8 Section SEC Documents; Financial Statements. The Borrower shall comply in all respects with its filing requirements under Section 13 or 15(d) of the Exchange Act, as applicable and shall, contemporaneously with the filing of its quarterly unaudited and annual audited consolidated and consolidating financial statements, deliver to each Lender a Compliance Certificate. From the Closing Date until the first date on which no Notes or Warrants remain outstanding (the period ending on such date, the “Reporting Period”), the Borrower shall timely (without giving effect to any extensions pursuant to Rule 12b-25 of the Exchange Act) file (or furnish, as applicable) all SEC Documents required to be filed with (or furnished to) the SEC pursuant to the Exchange Act, and the Borrower and its Subsidiaries shall not terminate the registration of the Common Stock under the Exchange Act or otherwise terminate its status as an issuer required to file reports under the Exchange Act, even if the securities laws would otherwise permit any such termination. None of such SEC Documents, when filed or furnished, shall contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not materially misleading. All financial statements included in any such SEC Documents shall fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as of the dates thereof and the consolidated results of their operations and cash flows for the periods presented and shall have been prepared in accordance with GAAP, consistently applied (subject, in the case of unaudited quarterly financial statements, to normal year-end adjustments that are not material individually or in the aggregate and lack of footnote disclosures). Any audit or report of the Borrower’s independent certified public accountants on any financial statements included in any such SEC Document shall (i) contain an unqualified opinion (subject to the exception set forth below in clause (ii) of this sentence), stating that such consolidated financial statements present fairly in all material respects the consolidated financial position and results of operations and cash flows of the Borrower and its Subsidiaries as of the dates thereof and for the periods presented and have been prepared in conformity with GAAP applied on a basis consistent with prior years, and (ii) not include any explanatory paragraph expressing substantial doubt as to going concern status (other than any such paragraph arising from the impending maturity of the Loans solely in the case of the audit delivered with respect to the fiscal year immediately prior to the fiscal year during which the applicable maturity is scheduled), and no financial statements included in any such SEC Document shall include any statement in the footnotes thereto that indicates there is substantial doubt about the Borrower’s ability to continue as a going concern (or any statement to similar effect) (except as a result of the impending Maturity Date); provided that (x) the audit or report of the Borrower’s independent certified public accountants on any financial statements included in any SEC Document filed during the six-month period immediately following February 25, 2025 may include an explanatory paragraph expressing substantial doubt as to going concern status and/or (y) the financial statements included in any such SEC Document filed during the six-month period immediately following February 25, 2025 may include a statement in the footnotes thereto that indicates there is substantial doubt about the Borrower’s ability to continue as a going concern (or any statement to a similar effect) (it being understood and agreed that solely any inclusion of a paragraph or statement expressing or indicating substantial doubt as to going concern status in any SEC Document filed during the six-month period immediately following February 25, 2025 as described in the foregoing clauses (x) and (y) shall not constitute a Default or Event of Default under this Agreement or any other Facility Document). Within forty-five (45) days after the end of each fiscal quarter of the Borrower, the Loan Parties and their Subsidiaries shall deliver to Agent and the Lenders an updated Perfection Certificate. All calculations in any Compliance Certificate will be made in accordance with GAAP and the applicable terms and provisions of this Agreement and the other Facility Documents. Upon the reasonable request of any Secured Party, the Loan Parties and their Subsidiaries shall promptly deliver to such Secured Party such additional business, financial, corporate affairs, perfection certificates (including Perfection Certificates), items or documents related to creation, perfection, protection, maintenance, enforcement or priority of Agent’s Liens in the Collateral and other information as any Secured Party may from time to time reasonably request.”

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SECTION 3.Limited Consent; Participation Right.

a) Effective upon receipt of the Prepayment by the Lenders and subject to, and conditional upon, the Borrower’s compliance with its obligations pursuant to Section 3(b) below, the Agent and the Lenders waive the restrictions imposed by Section 7.4 of the Facility Agreement (and not any other provision of the Facility Agreement) solely with respect to the offering by the Borrower of its Common Stock and/or warrants (including prepaid warrants) exercisable for its Common Stock (the foregoing, including shares of Common Stock issuable upon exercise of any such warrants, the “Additional Securities”) in up to two offerings that occur by no later than the one-year anniversary of the Effective Date (collectively, the “Equity Offerings”), which may be made pursuant to a registration statement that has been filed with, and been declared effective by, the SEC (a “Registration Statement”), or in a private placement transaction pursuant to an exemption from the registration requirements of the Securities Act (a “Private Placement”). For purposes of clarity, the foregoing consent shall not operate as or be interpreted to constitute a waiver of, or consent for purposes of, any provision of the Facility Agreement (other than Section 7.4 thereof) with respect to the Equity Offerings.

b) In connection with each Equity Offering, each of the Lenders shall be permitted (but shall have no obligation) to purchase securities of the Borrower (the “Participation Securities”) representing its Pro Rata Share of up to an additional 25% in the aggregate of the Additional Securities to be sold for cash to investors other than the Lenders in such Equity Offering (the “Participation Right”) on the same terms as the other investors in such Equity Offering (including as to warrant coverage), except as expressly provided herein (including the exchange provisions set forth in Section 3(b)(iv) hereof). To allow each of the Lenders to determine whether to exercise its Participation Right, Borrower shall notify each of the Lenders in writing (the “Notice”) as promptly as possible following (and, in any case, on the same Business Day as) the pricing of the applicable Equity Offering and provide the Lenders with reasonably detailed information concerning the expected aggregate amount of capital to be raised in the applicable Equity Offering, the nature and terms of the Additional Securities to be issued in such Equity Offering and the timing for completing the Equity Offering, as well as any additional information reasonably requested by any of the Lenders for the purpose of determining whether to exercise its Participation Right. By no later than the first Business Day following the Lenders’ receipt of the Notice with respect to the applicable Equity Offering, each of the Lenders shall notify the Borrower of the extent, if at all, that such Lender is electing to exercise its Participation Right (each such electing Lender, a “Participating Lender”); provided that, if a Lender makes no election to its exercise its Participation Right, it shall be deemed to have notified the Borrower that it is not electing to exercise any of its Participation Right in respect of the Equity Offering. For the avoidance of doubt, a Lender’s election not to exercise its Participation Right in respect of a particular Equity Offering shall not affect such Lender’s right to exercise its Participation Right in respect of another Equity Offering. Notwithstanding anything to the contrary in the foregoing, the parties to this Agreement further acknowledge and agree that:

i) In lieu of any shares of Common Stock to be issued in a particular Equity Offering to a Participating Lender pursuant to its exercise of the Participation Right, such Participating Lender shall be issued a number of shares of Series A Common Equivalent Convertible Preferred Stock (“Preferred Stock”) calculated by dividing (A) the number of shares of Common Stock that such Participating Lender would otherwise be entitled to receive by (B) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the Conversion Rate (as such term is defined in the Company’s Certificate of Designation of Preferences, Rights and Limitations of Series A Common Stock Equivalent Convertible Preferred Stock (the “Certificate of Designation”)) then in effect (rounded up to the nearest whole share of Series A Common Equivalent Preferred Stock) and otherwise on the same terms that the Additional Securities are being sold in such Equity Offering (including, in the case of registered direct or other public offering, being issued pursuant to the applicable Registration Statement and being issued to each Participating Lender contemporaneously with (and subject to) the closing of the Equity Offering in respect of the other investors therein).

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ii) If any warrant (excluding pre-funded warrants being issued in lieu of shares of Common Stock solely for purposes of a beneficial ownership limitation) are being issued in a particular Equity Offering, each Participating Lender shall receive such warrants on the same basis as the other investors in the Equity Offerings (including as to the number of shares of Common Stock underlying such warrants relative to the number of shares of Common Stock being acquired and the exercise price thereof), and the warrants issued to each of the Participating Lenders shall otherwise be in the same form as the warrants otherwise being issued in such Equity Offering, except that such Participating Lender’s warrant shall contain a 4.99% beneficial ownership limitation in a form reasonably acceptable to such Participating Lender.

iii) If any Equity Offering is a Private Placement, (A) no Participating Lender shall be required to make the same representations and warranties, or agree to the same covenants, as the other investors in such Private Placement, and (B) each Participating Lender shall be provided with the same rights with respect to the Participation Securities as other investors in such Private Placement are provided (including rights to require the Borrower to register with the SEC the Additional Securities, including the Common Stock issuable upon exercise of any warrants issued in such Equity Offering, for resale under the Securities Act).

iv) In lieu of delivering a cash payment for the purchase price of the Participation Securities, a Participating Lender shall, without further action on the part of such Participating Lender, be deemed to exchange with the Company a portion of the outstanding principal amount of such Participating Lender’s Note in a dollar amount equal to the aggregate purchase price for such Participating Lender’s Participation Securities (the “Exchanged Principal Amount”), in satisfaction of its payment obligation with respect to its Participation Securities. Following any full or partial cancellation of the outstanding principal amount of such Participating Lender’s Note for such purpose and effective on the date the Participation Securities are issued to such Participating Lender, such Participating Lender’s Note shall be deemed to have been reduced by such Participating Lender’s Exchanged Principal Amount; provided, however, that no Participating Lender shall be required to physically surrender the applicable Note to the Borrower or any other Loan Party unless (A) the entire principal amount thereof is being exchanged pursuant to the terms of this clause (iii) and (B) all accrued and unpaid interest thereon is paid by the Borrower to such Participating Lender in accordance with Section 3(b)(v) hereof.

v) On the date of the closing of each Equity Offering, the Borrower shall pay to each Participating Lender, by wire transfer of immediately available funds, any accrued and unpaid interest on such Participating Lender’s Exchanged Principal Amount through such date.

vi) Effective upon the closing of each Equity Offering, the delivery to each Participating Lender of such Participating Lender’s Participation Securities and the payment to such Participating Lender of accrued and unpaid interest as provided in Section 3(b)(v) hereof, any and all Make Whole Amounts that would otherwise be due and owing to such Participating Lender under the Facility Documents in respect of such Participating Lender’s Exchange Principal Amount are hereby irrevocably and indefinitely waived by such Participating Lender.

c) In connection with the foregoing:

i) Prior to the first Equity Offering, the Borrower shall file an Amendment to the Certificate of Designation (the “Certificate of Designation Amendment”) with the Secretary of State of the State of Delaware to increase the number of shares designated as Preferred Stock to such number of shares as is necessary to allow for the issuance of all of the Participation Securities and shall cause the Certificate of Designation Amendment to become effective prior to the consummation of the first Equity Offering and remain effective at all times thereafter (including following each and every Equity Offering).

ii) The Agent and the Lenders hereby consent to the filing of the Certificate of Designation Amendment with the Secretary of the State of the State of Delaware.

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iii) The Borrower shall, in connection with each Equity Offering, submit an application for the listing on the Principal Market of the Additional Securities and the Participation Securities sold in such Equity Offering (the “Nasdaq Listing Application”) and will use its reasonable best efforts to secure such listing.

d) The Borrower shall pay all fees and expenses in connection with satisfying its obligations under this Section 3.

SECTION 4.Consent Limited. This Agreement contains a limited consent and waiver and shall only be relied upon and used for the specific purposes set forth herein. All references to the Facility Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Facility Agreement after giving effect to this Agreement. Giving effect to this Agreement, the Facility Agreement and all other Facility Documents shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Except as expressly provided herein, the execution, delivery and effectiveness of this Agreement shall not operate as a waiver of any right, power or remedy of the Lenders or the Agent under the Facility Agreement or any other Facility Document or constitute a waiver of any provision of the Facility Agreement or any other Facility Document. The execution, delivery and effectiveness of this Agreement shall not establish a custom or course of dealing or conduct between the Agent and the Lenders, on the one hand, and the Loan Parties, on the other hand. Except as expressly provided herein, this Agreement shall not be deemed to constitute a consent to any other future act, omission or any future breach of the Facility Agreement or any of the other Facility Documents. The terms and conditions of the Facility Agreement, as modified by this Agreement, and the other Facility Documents constitute the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all oral communications and prior writings with respect thereto. This Agreement shall constitute a “Facility Document” for all purposes under the Facility Agreement and the other Facility Documents.

SECTION 5.Representations and Warranties of the Lenders. Each Lender hereby makes the following representations and warranties to the Borrower on and as of the Effective Date as follows:

a) Organization and Good Standing. Such Lender is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

b) Authority. Such Lender has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder. The execution and delivery of this Agreement by such Lender and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of such Lender, and no further action is required in connection herewith or therewith.

c) Valid and Binding Agreement. This Agreement has been duly executed and delivered by such Lender and constitutes the valid and binding obligation of such Lender, enforceable against such Lender in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

d) Non-Contravention. The execution and delivery of this Agreement by such Lender and the performance by such Lender of its obligations hereunder, does not and will not (i) violate any provision of such Lender’s organizational documents, or (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which such Lender is subject, or by which such Lender’s Note is bound or affected except, in each instance of clause (ii) hereof, where such violation or conflict would not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on the ability of such Lender to timely perform its obligations under this Agreement.

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SECTION 6.Representations, Warranties and Covenants of the Loan Parties. The Loan Parties jointly and severally represent, warrant, covenant and agree that:

a) Organization and Good Standing. Each Loan Party is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted.

b) Authority. Each Loan Party has the requisite corporate power and authority, as applicable, to enter into and to consummate the transactions contemplated by this Agreement and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement by each Loan Party and the consummation by it of the transactions contemplated hereby have been duly authorized by all necessary action on the part of each Loan Party, and no further action of any Loan Party, its board of directors, managers, members or stockholders, as applicable, is required in connection herewith or therewith.

c) Consents and Filings. None of the Loan Parties is required to obtain any consent from, authorization or order of, or make any filing or registration with, any governmental authority or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement in accordance with the terms hereof, other than filing (i) the Announcing 8-K Filing with the SEC, (ii) the Certificate of Designation Amendment with the Secretary of State of the State of Delaware and (iii) the Nasdaq Listing Application with the Primary Market. No approval of the stockholders of the Borrower is or will be required in connection with the execution, delivery or performance by any of the Loan Parties of this Agreement or the consummation of any of the transactions contemplated hereby.

d) Valid and Binding Agreement. This Agreement has been duly executed and delivered by the Loan Parties and constitutes the valid and binding obligation of the Loan Parties, enforceable against the Loan Parties in accordance with its terms, except (i) as limited by general equitable principles and applicable bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally and (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies.

e) Non-Contravention. The execution and delivery of this Agreement by each Loan Party and the performance by each Loan Party of its obligations hereunder and under the Certificate of Designation do not and will not (i) violate any provision of any Loan Party’s organizational documents, (ii) conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which any Loan Party is subject, or by which any property or asset of any Loan Party is bound or affected, (iii) violate, conflict with, result in a material breach of, or constitute (with or without notice or lapse of time or both) a material default under, or an event which would give rise to any right of notice, modification, acceleration, payment, cancellation or termination under, or in any manner release any party thereto from any obligation under, any permit or contract to which any Loan Party is a party or by which any of its properties or assets are bound, or (iv) result in the creation or imposition of any Lien on any part of the properties or assets of any Loan Party, except, in each instance of clauses (ii), (iii), and (iv) hereof, where such violation, conflict, breach, default or Lien would not reasonably be expected, individually or in the aggregate, to result in a material adverse effect on (a) the business, operations, results of operations, condition (financial or otherwise) or properties of any Loan Party and its Subsidiaries, taken as a whole, (b) the legality, validity or enforceability of any provision of this Agreement or any of the other Facility Documents, (c) the ability of any Loan Party to timely perform its obligations under this Agreement or any of the other Facility Documents or (d) the rights and remedies of the Agent or any of the Lenders under this Agreement or any of the other Facility Documents. No Default or Event of Default has occurred and is continuing or would occur as a result of the execution, delivery or performance of this Agreement or of the consummation of any of the transactions contemplated hereby.

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f) Reservation of Shares. On and after the date the Certificate of Designations Amendment becomes effective, the Borrower shall at all times reserve and keep available (a) a sufficient number of shares of Preferred Stock for the purpose of enabling the Borrower to issue the Participation Securities in the Equity Offerings and (b) a sufficient number of shares of Common Stock for the purpose of enabling the Borrower to issue all of the Conversion Shares (as such term is defined in the Certificate of Designation) that may be issuable upon conversion of the Participation Securities issued, or issuable upon exercise of any warrants issued, in the Equity Offerings (without regard to the Beneficial Ownership Limitation (as such term is defined in the Certificate of Designation) or any other limitations on exercise of any of the Participation Securities).

g) Issuance of Participation Securities. In connection with each Equity Offering, the Participation Securities will be duly authorized and, when issued in accordance with this Agreement and, as applicable, the Certificate of Designation, (i) will be duly and validly issued, fully paid and nonassessable (or in the case of warrants will constitute valid and binding agreements of the Borrower), free and clear of all Liens imposed by the Borrower, (ii) will not be issued in violation of, or subject to, any preemptive or similar rights of any person, and (iii) will not trigger any anti-dilution or similar adjustments under or in respect of any other securities of the Borrower. When issued, none of the Participation Securities will bear or be subject to any legends regarding restrictions on transfer under the Securities Act or under any other applicable securities laws.

h) Registration Statement. No Registration Statement under which any Participation Securities are issued or prospectus (preliminary or final) included therein (including as amended or supplemented by any prospectus supplement) will (i) contain any untrue statement of a material fact or (ii) omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of any prospectus, in light of the circumstances under which such statements were made) not misleading.

i) Listing. For so long as any Participation Securities remain outstanding, the Borrower shall use its reasonable best efforts to maintain the Common Stock’s listing on the Primary Market, and the Borrower shall not take any action which would be reasonably expected to result in the delisting or suspension of trading the Common Stock on the Primary Market.

j) Application of Takeover Protections. The Borrower and its board of directors have taken all necessary action, if any, in order to render inapplicable to the Borrower’s issuance of the Participation Securities and the Lenders’ ownership of such securities from the provisions of any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under the organizational documents of the Borrower or the laws of the state of its incorporation which is applicable to any of the Lenders as a result of the transactions contemplated by this Agreement, including the Borrower’s issuance of the Participation Securities and the Lenders’ ownership of such securities.

k) Taxes. The Borrower shall be responsible for paying all present or future stamp, court or documentary, intangible, recording, filing or similar taxes that arise from any payment or issuance made under, from the execution, delivery, performance or enforcement of, or otherwise with respect to, this Agreement and the consummation of the transactions contemplated hereby.

l) Tax Treatment. The parties intend and agree that any exchanges of portions of the Notes for the Participation Securities described herein are part of and pursuant to a Plan of Recapitalization and Reorganization of the Borrower described in Section 368(a)(1)(E) of the Code, and shall report the transactions for federal, state and local income tax purposes in accordance therewith unless otherwise required by applicable law.

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m) Certain Fees. No brokerage or finder’s fees or commissions are or will be payable by any of the Loan Parties or any of their affiliates or representatives to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. The Lenders shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this Section 6(m) that may be due in connection with the transactions contemplated hereby.

SECTION 7.Disclosure; Confidentiality. On or before 8:00 a.m., New York time, on the second Business Day following the Effective Date, the Borrower shall file with the SEC a Current Report on Form 8-K describing all the material terms of this Agreement and the transactions contemplated hereby and attaching this Agreement an exhibit thereto (the “Announcing 8-K Filing”). Any public announcements and prospectuses (preliminary or final) relating to any Equity Offering shall disclose the Participation Rights (including, after the consummation of any Equity Offering, the exercise of any Participation Rights in connection therewith).

SECTION 8.Fees and Expenses. The Borrower shall promptly reimburse the Lenders for all of their reasonable out-of-pocket, costs, fees and expenses, including legal fees and expenses, incurred in connection with the negotiation and drafting of this Agreement and the consummation of the transactions contemplated hereby.

SECTION 9.Waiver and Release. TO INDUCE THE AGENT AND THE LENDERS TO AGREE TO THE TERMS OF THIS AGREEMENT, THE BORROWER AND ITS AFFILIATES (COLLECTIVELY, THE “RELEASING PARTIES”) REPRESENT AND WARRANT THAT, AS OF THE EFFECTIVE DATE, THERE ARE NO CLAIMS OR OFFSETS AGAINST OR RIGHTS OF RECOUPMENT WITH RESPECT TO OR DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE EXISTING FACILITY AGEEMENT OR OTHER FACILITY DOCUMENTS, AND, IN ACCORDANCE THEREWITH, THEY:

a)WAIVE ANY AND ALL SUCH CLAIMS, OFFSETS, RIGHTS OF RECOUPMENT, DEFENSES OR COUNTERCLAIMS TO THEIR OBLIGATIONS UNDER THE EXISTING FACILITY AGREEMENT OR ANY OTHER FACILITY DOCUMENTS, WHETHER KNOWN OR UNKNOWN, ARISING PRIOR TO THE EFFECTIVE DATE.

(b)FOREVER RELEASE, RELIEVE, AND DISCHARGE THE AGENT, THE LENDERS AND THEIR OFFICERS, DIRECTORS, SHAREHOLDERS, MEMBERS, MANAGERS, INVESTMENT ADVISORS, PARTNERS, PREDECESSORS, SUCCESSORS, ASSIGNS, ATTORNEYS, ACCOUNTANTS, AGENTS, EMPLOYEES, AND REPRESENTATIVES (COLLECTIVELY, THE “RELEASED PARTIES”), AND EACH OF THEM, FROM ANY AND ALL CLAIMS, LIABILITIES, DEMANDS, CAUSES OF ACTION, DEBTS, OBLIGATIONS, PROMISES, ACTS, AGREEMENTS, AND DAMAGES, OF WHATEVER KIND OR NATURE, WHETHER KNOWN OR UNKNOWN, SUSPECTED OR UNSUSPECTED, CONTINGENT OR FIXED, LIQUIDATED OR UNLIQUIDATED, MATURED OR UNMATURED, WHETHER AT LAW OR IN EQUITY, WHICH THE RELEASING PARTIES EVER HAD, NOW HAVE, OR MAY, SHALL, OR CAN HEREAFTER HAVE, DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN ANY WAY BASED UPON, CONNECTED WITH, OR RELATED TO MATTERS, THINGS, ACTS, CONDUCT, AND/OR OMISSIONS UNDER OR RELATED TO THE EXISTING FACILITY AGREEMENT OR ANY OTHER FACILITY DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY AT ANY TIME FROM THE BEGINNING OF THE WORLD THROUGH AND INCLUDING THE EFFECTIVE DATE.

(c)IN CONNECTION WITH THE RELEASE CONTAINED HEREIN, THE RELEASING PARTIES ACKNOWLEDGE THAT THEY ARE AWARE THAT THEY MAY HEREAFTER DISCOVER CLAIMS PRESENTLY UNKNOWN OR UNSUSPECTED, OR FACTS IN ADDITION TO OR DIFFERENT FROM THOSE WHICH THEY KNOW OR BELIEVE TO BE TRUE, WITH RESPECT TO THE MATTERS RELEASED HEREIN. NEVERTHELESS, IT IS THE INTENTION OF THE RELEASING PARTIES, THROUGH THIS AGREEMENT AND WITH ADVICE OF COUNSEL, FULLY, FINALLY, AND FOREVER TO RELEASE ALL SUCH MATTERS, AND ALL CLAIMS RELATED THERETO, WHICH DO NOW EXIST, OR HERETOFORE HAVE EXISTED. IN FURTHERANCE OF SUCH INTENTION, THE RELEASES HEREIN GIVEN SHALL BE AND REMAIN IN EFFECT AS A FULL AND COMPLETE RELEASE OR WITHDRAWAL OF SUCH MATTERS NOTWITHSTANDING THE DISCOVERY OR EXISTENCE OF ANY SUCH ADDITIONAL OR DIFFERENT CLAIMS OR FACTS RELATED THERETO.

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(d)THE RELEASING PARTIES COVENANT AND AGREE NOT TO BRING ANY CLAIM, ACTION, SUIT, OR PROCEEDING AGAINST THE RELEASED PARTIES, DIRECTLY OR INDIRECTLY, REGARDING OR RELATED IN ANY MANNER TO THE MATTERS RELEASED HEREBY, AND FURTHER COVENANT AND AGREE THAT THIS AGREEMENT IS A BAR TO ANY SUCH CLAIM, ACTION, SUIT, OR PROCEEDING.

(e)THE RELEASING PARTIES REPRESENT AND WARRANT TO THE RELEASED PARTIES THAT THEY HAVE NOT HERETOFORE ASSIGNED OR TRANSFERRED, OR PURPORTED TO ASSIGN OR TRANSFER, TO ANY PERSON OR ENTITY ANY CLAIMS OR OTHER MATTERS HEREIN RELEASED.

(f)THE RELEASING PARTIES HEREBY WAIVE ANY AND ALL APPLICABLE RIGHTS AND BENEFITS UNDER, AND PROTECTIONS OF, CALIFORNIA CIVIL CODE SECTION 1542, AND ANY AND ALL STATUTES AND DOCTRINES OF SIMILAR EFFECT. CALIFORNIA CIVIL CODE SECTION 1542 PROVIDES AS FOLLOWS:

A general release does not extend to claims that the creditor or releasing party does not know or suspect to exist in his or her favor at the time of executing the release, and that if known by him or her, would have materially affected his or her settlement with the debtor or released party.

SECTION 10.Further Assurances. The parties to this Agreement hereby agree, from time to time, as and when reasonably requested by any other party hereto, to execute and deliver or cause to be executed and delivered, all such documents, instruments and agreements, and to take or cause to be taken such further or other action, as any other party hereto may reasonably deem necessary or desirable in order to carry out the intent and purposes of this Agreement.

SECTION 11.Miscellaneous. This Agreement may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Agreement by electronic or facsimile transmission (including by e-signature software or electronic mail) shall be effective as delivery of a manually executed counterpart of this Agreement.

SECTION 12.Governing Law. The validity of this Agreement, the construction, interpretation, and enforcement hereof, and the rights of the parties hereto with respect to all matters arising hereunder or related hereto, shall be determined under, governed by, and construed in accordance with the laws of the State of New York.

SECTION 13. Rules of Construction. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Exchange/Subscription Agreement. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rule of strict construction will be applied against any party. Unless the context otherwise requires, (a) all references to Sections or Exhibits are to Sections or Exhibits contained in or attached to this Agreement, (b) words in the singular or plural include the singular and plural, and pronouns stated in either the masculine, the feminine or neuter gender shall include the masculine, feminine and neuter, (c) the use of the word “include”, “includes” and “including” in this Agreement shall be by way of example rather than limitation, and (d) the word “or” is not exclusive (i.e., “or” shall mean “and/or”).

SECTION 14.Reaffirmation. Each of Borrower and the other Loan Parties, as issuer, debtor, grantor, pledgor, mortgagor, guarantor or assignor, or in other any other similar capacity in which such Person grants Liens or security interests in its property or otherwise acts as accommodation party or guarantor, as the case may be, hereby (i) acknowledges and agrees that it has reviewed this Agreement, (ii) ratifies and reaffirms all of its obligations, contingent or otherwise, under each of the Facility Documents to which it is a party (after giving effect hereto), and (iii) to the extent such Person granted Liens on or security interests in any of its property pursuant to any such Facility Document as security for or otherwise guaranteed the Obligations under or with respect to the Facility Documents, ratifies and reaffirms such guarantee and grant of security interests and Liens and confirms and agrees that such security interests and Liens hereafter secure all of the Obligations. Neither this Agreement nor any prior amendment or waiver of, or consent under, any of the Facility Documents shall be construed or deemed to be a satisfaction, novation, cure, modification, amendment or release of any obligations (including the Obligations), the Facility Agreement or any of the other Facility Documents or establish a course of conduct with respect to future requests for amendments, modifications or consents.

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SECTION 15.Successors and Assigns. All of the covenants and provisions of this Agreement by or for the benefit of the parties hereto shall bind and inure to the benefit of their respective successors and permitted assigns. No party hereunder may assign its rights or obligations hereunder without the prior written consent of the other parties hereto, except that a Lender may assign its rights under Section 3 to a transferee of the Notes.

[Signatures appear on following page]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Agreement to be duly executed and delivered as of the date first above written.

BORROWER:

THE ONCOLOGY INSTITUTE, INC., a Delaware corporation

By: /s/ Mark Hueppelsheuser, Esq
Name: Mark Hueppelsheuser
Title: General Counsel

OTHER LOAN PARTIES:
THE ONCOLOGY INSTITUTE, LLC, a Delaware limited liability company

By: /s/ Mark Hueppelsheuser, Esq
Name: Mark Hueppelsheuser
Title: Secretary

TOI MANAGEMENT, LLC, a Delaware limited liability company

By: /s/ Mark Hueppelsheuser, Esq
Name: Mark Hueppelsheuser
Title: Secretary

TOI ACQUISITION, LLC, a Delaware limited liability company By: TOI Management, LLC, its member

By: /s/ Mark Hueppelsheuser, Esq
Name: Mark Hueppelsheuser
Title: General Counsel
THE ONCOLOGY INSTITUTE OF HOPE AND INNOVATION PATIENT SAFETY ORGANIZATION, LLC, a California limited liability company

By: /s/ Mark Hueppelsheuser, Esq
Name: Mark Hueppelsheuser
Title: Secretary

[Signature Page to Limited Consent and Amendment No. 1 to Facility Agreement]

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LENDERS:
DEERFIELD PARTNERS, L.P. By: Deerfield Mgmt, L.P., its General Partner By: J. E. Flynn Capital, LLC, its General Partner By: /s/ David J. Clark Name: David Clark Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND V, L.P.

By: Deerfield Mgmt V, L.P., its General Partner

By: J. E. Flynn Capital V, LLC, its General Partner

By: /s/ David J. Clark

Name: David Clark

Title: Authorized Signatory

DEERFIELD PRIVATE DESIGN FUND IV, L.P.

By: Deerfield Mgmt IV, L.P., its General Partner

By: J. E. Flynn Capital IV, LLC, its General Partner

By: /s/ David J. Clark

Name: David Clark

Title: Authorized Signatory

[Signature Page to Limited Consent and Amendment No. 1 to Facility Agreement]
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AGENT: DEERFIELD PARTNERS, L.P. By: Deerfield Mgmt, L.P., its General Partner By: J. E. Flynn Capital, LLC, its General Partner By: /s/ David J. Clark Name: David Clark Title: Authorized Signatory

[Signature Page to Limited Consent and Amendment No. 1 to Facility Agreement]

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